                                                                  Exhibit 99.1


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Power Circuits, Inc.:

    We have audited the accompanying statements of income, shareholders' equity and cash flows of Power Circuits, Inc. (a California corporation) for the period from January 1, 1999 to July 14, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and cash flows of Power Circuits, Inc. for the period from January 1, 1999 to July 14, 1999 in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Salt Lake City, Utah
August 26, 1999

                         REPORT OF INDEPENDENT AUDITORS

To Power Circuits, Inc.:

    We have audited the accompanying statements of income, shareholders' equity and cash flows of Power Circuits, Inc. for the year ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and cash flows of Power Circuits, Inc. for the year ended December 31, 1998 in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP

Newport Beach, California
January 28, 1999

                              POWER CIRCUITS, INC.

                              STATEMENTS OF INCOME


                                                   YEAR ENDED DECEMBER 31,        JANUARY 1, 1999 TO
                                                          1998                    TO JULY 14, 1999
                                                       -----------               -------------------
Net sales..........................................    $36,722,000                 $17,868,000
Cost of goods sold.................................     19,841,000                  10,267,000
                                                       -----------                 -----------
    Gross profit...................................     16,881,000                   7,601,000
                                                       -----------                 -----------
Operating expenses:
  Selling and marketing............................      2,814,000                   1,323,000
  General and administrative.......................      3,502,000                   1,686,000
  Nonrecurring bonuses.............................             --                   3,395,000
                                                       -----------                 -----------
    Total operating expenses.......................      6,316,000                   6,404,000
                                                       -----------                 -----------
Operating income...................................     10,565,000                   1,197,000
                                                       -----------                 -----------
Other income (expense):
  Interest expense, net............................       (201,000)                    (99,000)
  Other, net.......................................        155,000                     158,000
                                                       -----------                 -----------
    Total other income (expense)...................        (46,000)                     59,000
                                                       -----------                 -----------
Income before provision for state franchise
  taxes............................................     10,519,000                   1,256,000
Provision for state franchise taxes................          1,000                       1,000
                                                       -----------                 -----------
Net income.........................................    $10,518,000                 $ 1,255,000
                                                       ===========                 ===========
Unaudited pro forma information:
  Income before income taxes.......................    $10,519,000                 $ 1,256,000
  Income taxes.....................................      3,892,000                     465,000
                                                       -----------                 -----------
  Net income.......................................    $ 6,627,000                 $   791,000
                                                       ===========                 ===========

        The accompanying notes are in integral part of these statements.

                              POWER CIRCUITS, INC.

                       STATEMENTS OF SHAREHOLDERS' EQUITY

                                                        COMMON STOCK
                                                     -------------------    RETAINED
                                                      SHARES     AMOUNT     EARNINGS        TOTAL
                                                     --------   --------   -----------   -----------
Balance, December 31, 1997.........................   6,443      52,000      7,468,000     7,520,000
  Shareholder tax distributions and dividends......      --          --     (9,071,000)   (9,071,000)
  Net income.......................................      --          --     10,518,000    10,518,000
                                                      -----     -------    -----------   -----------

Balance, January 1, 1999...........................   6,443      52,000      8,915,000     8,967,000
  Shareholder tax distributions and dividends......      --          --     (2,577,000)   (2,577,000)
  Net income.......................................      --          --      1,255,000     1,255,000
                                                      -----     -------    -----------   -----------

Balance, July 14, 1999.............................   6,443     $52,000    $ 7,593,000   $ 7,645,000
                                                      =====     =======    ===========   ===========

        The accompanying notes are an integral part of these statements.

                              POWER CIRCUITS, INC.

                            STATEMENTS OF CASH FLOWS

                                                                               JANUARY 1, 1999
                                                   YEAR ENDED DECEMBER 31,           TO
                                                           1998                 JULY 14, 1999
                                                        -----------            ----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income.........................................   $10,518,000                $1,255,000
  Adjustments to reconcile net income to net cash
    provided by operating activities:
    Depreciation.....................................       802,000                   507,000
    Loss (gain) on sale of equipment.................        34,000                    (8,000)
      Changes in operating assets and liabilities:
        Accounts receivable, net.....................    (1,218,000)                 (921,000)
        Inventories..................................       (48,000)                  (79,000)
        Deposits and other...........................       (29,000)                 (155,000)
        Accounts payable and accrued liabilities.....       388,000                 4,876,000
                                                        -----------                ----------
            Net cash provided by operating
              activities.............................    10,447,000                 5,475,000
                                                        -----------                ----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property, plant and equipment..........    (2,139,000)               (1,481,000)
  Proceeds from sale of property, plant and
    equipment........................................         8,000                    30,000
                                                        -----------                ----------
            Net cash used in investing activities....    (2,131,000)               (1,451,000)
                                                        -----------                ----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from issuance of notes payable............     2,868,000                        --
  Principal payments on notes receivable.............    (2,164,000)               (1,574,000)
  Shareholder tax distributions and dividends........    (9,071,000)               (2,577,000)
  Collection of notes receivable.....................       103,000                        --
  Related party repayments................                   50,000                        --
                                                        -----------                ----------
            Net cash used in financing activities....    (8,214,000)               (4,151,000)
                                                        -----------                ----------
Net increase (decrease) in cash......................       102,000                  (127,000)
Cash at beginning of period..........................     2,338,000                 2,440,000
                                                        -----------                ----------
Cash at end of period................................   $ 2,440,000                $2,313,000
                                                        ===========                ==========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  Cash paid during the period for interest...........   $   290,000                $  145,000
                                                        ===========                ==========

        The accompanying notes are an integral part of these statements.

                              POWER CIRCUITS, INC.

                         NOTES TO FINANCIAL STATEMENTS

1.  NATURE OF OPERATIONS

    Power Circuits, Inc. ("the Company") was incorporated under the laws of the State of California. The Company is a manufacturer of complex printed circuit boards ("PCBs") used in sophisticated electronic equipment. The Company sells to a variety of original equipment manufacturers located both within and outside of the United States.

    On July 14, 1999, the Company was acquired by an unrelated entity. These financial statements represent the operations of the Company prior to the completion of the transaction.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could materially differ from those estimates in the near term.

REVENUE RECOGNITION

    The Company derives its revenue primarily from the sale of PCBs using customer supplied engineering and design plans and recognizes revenues when products are shipped to the customer.

INVENTORIES

    Inventories are stated at the lower of cost (determined on a first-in, first-out basis) or market.

PROPERTY, PLANT AND EQUIPMENT

    Property, plant and equipment are depreciated using the straight-line method over the estimated useful lives of the assets. The Company uses the following estimated useful lives:

Buildings...................................................  40 years
Building improvements.......................................  34-40 years
Machinery and equipment.....................................  7-10 years

    Major renewals and betterments are capitalized and depreciated over their estimated useful lives while minor expenditures for maintenance and repairs are charged to expense as incurred.

INCOME TAXES

    The Company has elected for federal and state income tax purposes to include its taxable income with that of its shareholders (an S Corporation election). The provision for income taxes represents the 1.5% state franchise tax which is based on the Company's California taxable income. The difference between the expected income tax rate and the Company's effective tax rate is primarily attributable to the utilization of enterprise zone and manufacturing investment tax credits. The Company makes distributions to its shareholders for the payment of income taxes.

    The unaudited pro forma information presents the pro forma effects on historical net income adjusted for a pro forma provision for income taxes. The pro forma provision for income taxes has

                              POWER CIRCUITS, INC.

been determined assuming the Company had been taxed as a C corporation for federal and state income tax purposes using an effective tax rate of 37%.

CONCENTRATION OF CREDIT RISK

    In the normal course of business, the Company extends credit to its customers, which are concentrated in the computer, telecommunications, and electronics instrumentation industries. The Company performs ongoing credit evaluations of customers and generally does not require collateral. The Company regularly reviews its accounts receivable and makes provisions for potential losses.

    Total sales to one customer approximated 24% of net sales in 1998. For the period from January 1, 1999 to July 14, 1999, this customer accounted for 9% of net sales. This customer represented approximately 17% and 13% of trade accounts receivable at December 31, 1998 and July 14, 1999, respectively.

3.  COMMITMENTS AND CONTINGENCIES

OPERATING LEASES

    In March 1998, the Company entered into a noncancellable long-term operating lease for an industrial facility owned by Harbor Building, LLC, an affiliated entity which expires in 2018.

    As of July 14, 1999, the future minimum lease payments under noncancellable operating leases are as follows:

YEAR ENDING DECEMBER 31,
------------------------
1999 (July 15-Dec. 31)......................................  $  126,500
2000........................................................     276,000
2001........................................................     276,000
2002........................................................     276,000
2003........................................................     299,000
Thereafter..................................................   4,781,500
                                                              ----------
                                                              $6,035,000
                                                              ==========

    Total rent expense for the year ended December 31, 1998 and for the period from January 1, 1999 to July 14, 1999 was approximately $224,000 and $161,000, respectively.

LEGAL MATTERS

    The Company is subject to various legal matters, which it considers normal for its business activities. Management believes, after consultation with legal counsel, that these matters will not have a material impact on the financial condition, liquidity or results of operations of the Company.

ENVIRONMENTAL MATTERS

    The process to manufacture circuit boards requires adherence to city, county, state and federal environmental regulations regarding the storage, use handling and disposal of chemicals, solid wastes and other hazardous materials as well as air quality standards. Management believes that its facilities comply in all material respects with environmental laws and regulations. The Company has in the past

                              POWER CIRCUITS, INC.

received certain notices of violations and has been required to engage in certain minor corrective activities. There can be no assurance that violations will not occur in the future.

4.  EMPLOYEE BENEFIT PLAN

    The Company maintains a 401(k) savings plan (the "Plan") under which all full-time employees 18 years of age or older with at least one year or 1,000 hours of service are eligible to participate. Under the Plan, eligible employees voluntarily contribute to the Plan up to 15% of their salary through payroll deductions. Employer contributions may be made by the Company at its discretion based upon matching employee contributions, within limits, and profit sharing provided for in the Plan. Employer contributions of $42,400 and $20,625 were made for 1998 and for the period from January 1, 1999 to July 14, 1999, respectively.

5.  BONUSES

    In July 1999, just prior to the sale of the Company, the Company paid one-time bonuses to its employees totaling $3,395,000.